EXHIBIT 23

         INDEPENDENT AUDITORS' CONSENT

               We   consent   to   the   incorporation   by
         reference  in  Registration  Statement  Nos.   33-
         23232, 33-34384,  33-43910, and  33-50040 on  Form
         S-3 and  in Registration  Statement Nos.  2-90684,
         2-94306,  33-0840, 33-17698,  33-25628,  33-36851,
         33-41720, 33-56302,  and 33-73194  on Form S-8  of
         our reports dated November 11, 1994, appearing in and incorporated by reference in this Annual
         Report on Form 10-K of Ballard Medical Products for the year ended September 30, 1994.

                                      Deloitte & Touche LLP
                                       Salt Lake City, Utah
                                          November 11, 1994